EXHIBIT 10.2


                             OFFER TO PURCHASE STOCK

                                 April 17, 2009


To the Board of Directors of
Dennis Healthcare Solutions, Inc.


Gentlemen:

I, the undersigned, hereby offer to purchase 4,000 shares of the common stock of your Corporation at a total purchase price of US$200.



                                            Very truly yours,

                                            /s/ DONALD L. CONOVER
                                            _____________________
                                                Donald L. Conover